UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06044

Morgan Stanley European Equity Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley European Equity Fund Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended October 31, 2008

Total Return for the 12 Months Ended October 31, 2008+
Class A	Class B	Class C	Class I++	MSCI Europe Index[1]	Lipper European Region Funds Index[2]
–44.22%	–44.22%	–44.65%	–44.09%	–48.02%	–49.06%

+  Share classes listed above represent classes with the full 12 month period total returns to report. Class R and Class W shares commenced operations on March 31, 2008 and therefore are not listed on the above table.

++  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the 12 months ended October 31, 2008, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was equal to that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

Currently, the Distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver in the future.

Market Conditions

In the 12-month period, global markets endured one of the worst global financial crises in history. The subprime mortgage market collapse that began in the U.S. initiated a credit crunch that rapidly spread around the world, dampening the global economy and dramatically altering the financial landscape. In the U.S. and Europe, banks with severely strained balance sheets sought to recapitalize through sovereign wealth funds, the equity markets, and, in some cases, direct intervention by governments, while other banks were left to fail or merge. These events triggered a massive loss of confidence among investors, who fled stocks for the highest quality U.S. Treasury bonds or moved into cash, as well as forced hedge funds to sell positions, sending global equity markets on a downward spiral.

The accelerating financial crisis created a drag on world economies. Evidence of a strong and deep slowdown in manufacturing and gross domestic product data added weight to recession fears in the U.S., Europe and Japan. In October, central banks in 20 countries reduced interest rates in a coordinated attempt to mitigate the damage the credit crisis was inflicting on their economies and to restore some measure of confidence in the markets.

Against this backdrop, European stock markets, like many global markets, were extraordinarily volatile in the 12-month period, as a deep global recession looked increasingly likely. Stock markets appeared to be driven by fear, rather than fundamentals, leaving virtually no sector or country left unscathed. As a result, European equity valuations have fallen to attractive levels in our view. But it was still too early to tell whether the market is nearing a bottom. At the end of the period, the outlook for the European economy for 2009 was still gloomy, and current valuations seemed to be discounting an already heavy recession scenario. It became clear that the financial crisis moved into the real economy, as recent weak manufacturing and gross domestic product (GDP) data indicates that both corporations and consumers in developed economies are now falling victim to the credit crisis.

Within this scenario, we continue to focus on our disciplined and rigorous bottom-up fundamental approach, looking for high quality companies that we believe have the potential to sustain attractive profit margins and deliver compelling returns for shareholders over the long term. We continue to believe that careful stock selection can be an important source of investment performance. We apply a disciplined and proven investment process to seek individual stocks that we believe are attractively valued relative to their future prospects. Typically the companies on which we focus are characterized by strong business models, financial strength, and management teams of demonstrable competence.

Performance Analysis

Class A, B, C and I shares of Morgan Stanley European Equity Fund Inc. outperformed both the MSCI Europe Index ("the Index") and the Lipper European Region Funds Index for the 12 months ended October 31, 2008, assuming no deduction of applicable sales charges.

Sectors that benefited the Fund's performance relative to the Index included financials, consumer staples and health care. Within the financials sector, stock selection bolstered relative gains, driven by good performance from a Swiss insurance company and a German reinsurance company. In addition, the Fund's lack of exposure to some of the Index's largest banks and financial companies, which were also among the worst performing stocks in the Index during the period, helped minimize the negative impact of those stocks' negative returns. Also additive were stock selection in and an overweight allocation to the consumer staples sector, largely due to holdings in a Swiss food company and a U.K. tobacco company. The health care sector further contributed to relative performance, with positive results generated by an overweight to and stock selection in the sector. Notable performance came from holdings in a Swiss drug company, a U.K. pharmaceutical and health care products company, and a German health care services provider.

However, positioning in other areas had negative impact on relative performance. Although we had been reducing positions in the industrials and consumer discretionary sectors for most of the period, both sectors were detractors from relative performance. In the industrials sector, performance was hurt primarily by a logistics company, a truck manufacturer, and an electronics and electrical engineering company, all of which are based in Germany. Furthermore, the Fund was hurt by not owning a German automaker whose stock rallied strongly following its acquisition. However, the company's fundamentals do not appear to support the stock's recent appreciation, in our view. Stock selection in the telecommunications sector was another area of relative weakness. Two stocks were especially detrimental: a Norway-based telecom which sought to enter the highly competitive Indian mobile market and an Austrian telecom that had exposure to the weakening Eastern European market.

From a country perspective, the Fund made relative gains in the U.K. and Switzerland, where stock selection in and overweight allocations to both countries added value during the period. A relative underweight to the Netherlands also contributed positively. However, this was partially offset by the negative effects of an overweight to Germany and slight underweight to Norway.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 10/31/08
Nestle S.A. (Registered Shares)	6.5%
Royal Dutch Shell PLC (A Shares)	5.7
Novartis AG (Registered Shares)	4.8
Roche Holdings AG	4.2
HSBC Holdings PLC	4.1
Vodafone Group PLC	3.9
GlaxoSmithKline PLC	3.5
Eni SpA	3.3
British American Tobacco PLC	3.0
Telefonica S.A.	2.9
TOP FIVE COUNTRIES as of 10/31/08
United Kingdom	39.8%
Switzerland	20.3
Germany	10.0
France	8.6
Spain	4.9

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by issuers located in European countries. European countries are defined as countries included in the MSCI Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50 percent of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Fund may also invest in emerging market or developing countries. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

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Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2008
Symbol	Class A Shares* (since 07/28/97) EUGAX	Class B Shares** (since 06/01/90) EUGBX	Class C Shares† (since 07/28/97) EUGCX	Class I Shares†† (since 07/28/97) EUGDX	Class R Shares# (since 03/31/08) EUGRX	Class W Shares## (since 03/31/08) EUGWX
1 Year	(44.22)%[3] (47.15)[4]	(44.22)%[3] (46.71)[4]	(44.65)%[3] (45.15)[4]	(44.09)%[3] —	— —	— —
5 Years	3.16[3] 2.06[4]	3.24[3] 2.89[4]	2.38[3] 2.38[4]	3.41[3] —	— —	— —
10 Years	1.91[3] 1.37[4]	1.59[3] 1.59[4]	1.14[3] 1.14[4]	2.14[3] —	— —	— —
Since Inception	3.00[3] 2.51[4]	6.84[3] 6.84[4]	2.22[3] 2.22[4]	3.33[3] —	(35.80)%[3] —	(35.75)%[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/08 – 10/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/08	10/31/08	05/01/08 – 10/31/08
Class A
Actual (–38.84% return)	$1,000.00	$611.60	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.80	$7.41
Class B
Actual (–38.82% return)	$1,000.00	$611.80	$5.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.35
Class C
Actual (–39.08% return)	$1,000.00	$609.20	$8.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.03	$11.19
Class I@@
Actual (–38.78% return)	$1,000.00	$612.20	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.14
Class R@@@
Actual (–38.90 return)	$1,000.00	$611.00	$6.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.54	$8.67
Class W@@@
Actual (–38.86% return)	$1,000.00	$611.40	$6.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.34	$7.86

  @  Expenses are equal to the Fund's annualized expense ratios of 1.46%, 1.45%, 2.21%, 1.21%, 1.71% and 1.55% for Class A, Class B, Class C, Class I,Class R and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended October 31, 2008, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares. Currently, the distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The distributor may discontinue this waiver in the future.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Adviser and Administrator are referred to, collectively, as the "Adviser" and the investment advisory, sub-advisory and administration agreements are referred to, collectively, as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate, although higher than the expense peer group average, was acceptable as the total expense ratio was competitive with that of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2008

NUMBER OF SHARES		VALUE
	Common Stocks (94.7%) (c)
	Austria (1.1%)
	Major Telecommunications
251,187	Telekom Austria AG	$3,117,811
	Belgium (1.0%)
	Other Metals/Minerals
162,323	Umicore	2,908,699
	France (8.6%)
	Electric Utilities
94,063	Electricite de France (EDF)	5,636,212
	Electrical Products
76,517	Schneider Electric S.A. (b)	4,602,804
	Gas Distributors
167,578	Gaz de France (GDF)	7,461,891
	Major Banks
101,594	BNP Paribas	7,374,884
	Total France	25,075,791
	Germany (10.0%)
	Industrial Conglomerates
58,546	MAN AG	2,881,938
117,483	Siemens AG (Registered Shares)	7,028,925
		9,910,863
	Major Banks
260,479	Commerzbank AG	2,789,659
	Multi-Line Insurance
58,127	Allianz SE (Registered Shares)	4,353,080
43,291	Muenchener Rueckversicherungs-Gesellschaft AG (Registered Shares)	5,663,681
		10,016,761
	Pharmaceuticals: Other
117,188	Bayer AG	6,431,718
	Total Germany	29,149,001

NUMBER OF SHARES		VALUE
	Italy (4.5%)
	Integrated Oil
407,201	Eni SpA	$9,702,979
	Major Banks
1,396,082	UniCredit SpA	3,412,645
	Total Italy	13,115,624
	Netherlands (3.7%)
	Major Telecommunications
450,913	Koninklijke (Royal) KPN NV	6,344,710
	Publishing: Books/Magazines
252,667	Wolters Kluwer NV	4,476,209
	Total Netherlands	10,820,919
	Norway (0.8%)
	Major Telecommunications
378,086	Telenor ASA	2,251,603
	Spain (4.9%)
	Major Banks
510,698	Banco Bilbao Vizcaya Argentaria, S.A. (b)	5,929,391
	Major Telecommunications
463,032	Telefonica S.A. (b)	8,564,797
	Total Spain	14,494,188
	Switzerland (20.3%)
	Financial Conglomerates
383,010	UBS AG (Registered Shares)	6,535,381
	Food: Major Diversified
486,930	Nestle S.A. (Registered Shares)	18,980,269
	Medical Specialties
131,318	Nobel Biocare Holding AG (Registered Shares)	2,259,839
	Multi-Line Insurance
26,739	Zurich Financial Services AG (Registered Shares)	5,408,616

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major
277,569	Novartis AG (Registered Shares)	$14,041,839
79,756	Roche Holding AG	12,207,914
		26,249,753
	Total Switzerland	59,433,858
	United Kingdom (39.8%)
	Aerospace & Defense
1,078,914	BAE Systems PLC	6,061,342
892,963	Rolls-Royce Group PLC (a)	4,736,392
		10,797,734
	Food Retail
1,172,754	Morrison (W.M.) Supermarkets PLC	5,010,659
1,368,355	Tesco PLC	7,479,678
		12,490,337
	Integrated Oil
504,022	BG Group PLC	7,414,727
607,226	Royal Dutch Shell PLC (A Shares)	16,601,745
		24,016,472
	Investment Managers
555,498	Man Group PLC	3,187,439
	Life/Health Insurance
609,657	Prudential PLC	3,129,718
	Major Banks
1,051,594	Barclays PLC	3,096,992
981,640	HSBC Holdings PLC	11,848,858
		14,945,850
	Other Metals/Minerals
232,567	Anglo American PLC	5,743,475
	Pharmaceuticals: Major
532,398	GlaxoSmithKline PLC	10,262,494
	Publishing: Books/Magazines
470,544	Reed Elsevier PLC	4,132,946

NUMBER OF SHARES		VALUE
	Tobacco
317,203	British American Tobacco PLC	$8,711,207
285,558	Imperial Tobacco Group PLC	7,678,946
		16,390,153
	Wireless Telecommunications
5,848,274	Vodafone Group PLC	11,264,727
	Total United Kingdom	116,361,345
	Total Common Stocks (Cost $353,502,076)	276,728,839
	Preferred Stocks (c) (1.5%)
	Germany
	Medical Specialties
70,021	Fresenius SE (Cost $5,634,271)	4,481,013
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (4.3%)
	Securities held as Collateral on Loaned Securities
	Repurchase Agreements (0.5%)
$910	Deutsche Bank Securities (0.60% dated 10/31/08, due 11/03/08; proceeds $910,378) fully collateralized by convertible bonds at the date of this Portfolio of Investments as follows: Conmed Corp. 2.50%, due 11/15/24 and Hologic Inc. 2.00% due 12/15/37; valued at $947,240.	910,363

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$306	Banc of America Securities LLC (0.25% dated 10/31/08, due 11/03/08; proceeds $305,897) fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: Fannie Mae 5.00%, due 04/01/35; valued at $312,448.	$305,895
195	Banc of America Securities LLC (0.60% dated 10/31/08, due 10/03/08; proceeds $195,081) fully collateralized by common stock at the date of this Portfolio of Investments as follows: Pfizer Inc. valued at $206,018.	195,078
	Total Repurchase Agreements (Cost $1,411,336)	1,411,336
NUMBER OF SHARES (000)
	Investment Company (d) (1.1%)
3,278	Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class (Cost $3,277,516)	3,277,516
	Total Securities held as Collateral on Loaned Securities (Cost $4,688,852)	4,688,852
	Investment Company (d) (2.7%)
7,935	Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class (Cost $7,934,533)	7,934,533
	Total Short-Term Investments (Cost $12,623,385)	12,623,385

		VALUE
Total Investments (Cost $371,759,732) (e)	100.5%	$293,833,237
Liabilities in Excess of Other Assets	(0.5)	(1,596,448)
Net Assets	100.0%	$292,236,789

  (a)  Non-income producing security.

  (b)  All or portion of this security was on loan as of October 31, 2008.

  (c)  Securities with total market value equal to $281,209,852 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

  (d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class.

  (e)  The aggregate cost for federal income tax purposes is $374,654,740. The aggregate gross unrealized appreciation is $21,068,826 and the aggregate gross unrealized depreciation is $101,890,329, resulting in net unrealized depreciation of $80,821,503.

Forward Foreign Currency Contracts Open at October 31, 2008:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION
EUR	636,244	$832,716	11/03/08	$21,791
CHF	1,015,972	$899,647	11/03/08	23,583
Total Unrealized Appreciation				$45,374

Currency Abbreviations:

EUR  Euro.

CHF  Swiss Franc.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Summary of Investments  ■  October 31, 2008

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals: Major	$36,512,247	12.4%
Major Banks	34,452,429	11.7
Integrated Oil	33,719,451	11.5
Major Telecommunications	20,278,921	6.9
Food: Major Diversified	18,980,269	6.5
Tobacco	16,390,153	5.6
Multi-Line Insurance	15,425,377	5.2
Short-Term Investments	12,623,385	4.3
Food Retail	12,490,337	4.3
Wireless Telecommunications	11,264,727	3.8
Aerospace & Defense	10,797,734	3.7
Industrial Conglomerates	9,910,863	3.4
Other Metals/Minerals	8,652,174	2.9

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Publishing: Books/ Magazines	$8,609,155		2.9%
Gas Distributors	7,461,891		2.5
Medical Specialties	6,740,852		2.3
Financial Conglomerates	6,535,381		2.2
Pharmaceuticals: Other	6,431,718		2.2
Electric Utilities	5,636,212		1.9
Electrical Products	4,602,804		1.6
Investment Managers	3,187,439		1.1
Life/Health Insurance	3,129,718		1.1
	$293,833,237	^	100.0%

  ^  Does not include open forward foreign currency contracts with total unrealized appreciation of $45,374.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Investments in securities, at value (cost $360,547,683) (including $4,626,280 of securities loaned)	$282,621,188
Investment in affiliate, at value (cost $11,212,049)	11,212,049
Unrealized appreciation on open forward foreign currency contracts	45,374
Foreign cash, at value (cost $218,556)	208,322
Receivable for:
Investments sold	1,686,989
Foreign withholding taxes reclaimed	621,129
Dividends	395,024
Capital stock sold	51,354
Dividends from affiliate	10,665
Prepaid expenses and other assets	814,356
Receivable from Distributor	193,637
Total Assets	297,860,087
Liabilities:
Collateral on securities loaned at value	4,688,852
Payable for:
Capital stock redeemed	402,215
Investment advisory fee	227,400
Transfer agent fee	50,268
Administration fee	20,976
Accrued expenses and other payables	233,587
Total Liabilities	5,623,298
Net Assets	$292,236,789
Composition of Net Assets:
Paid-in-capital	$349,236,636
Net unrealized depreciation	(77,956,966)
Accumulated undistributed net investment income	8,066,139
Accumulated undistributed net realized gain	12,890,980
Net Assets	$292,236,789
Class A Shares:
Net Assets	$13,392,089
Shares Outstanding (500,000,000 authorized, $.01 par value)	999,469
Net Asset Value Per Share	$13.40
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$14.14
Class B Shares:
Net Assets	$271,398,903
Shares Outstanding (500,000,000 authorized, $.01 par value)	21,057,174
Net Asset Value Per Share	$12.89
Class C Shares:
Net Assets	$6,179,731
Shares Outstanding (500,000,000 authorized, $.01 par value)	484,712
Net Asset Value Per Share	$12.75
Class I Shares@@:
Net Assets	$1,137,628
Shares Outstanding (500,000,000 authorized, $.01 par value)	82,063
Net Asset Value Per Share	$13.86
Class R Shares@@@:
Net Assets	$64,191
Shares Outstanding (500,000,000 authorized, $.01 par value)	4,798
Net Asset Value Per Share	$13.38
Class W Shares@@@:
Net Assets	$64,247
Shares Outstanding (500,000,000 authorized, $.01 par value)	4,798
Net Asset Value Per Share	$13.39

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31 ,2008.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statement of Operations

For the year ended October 31, 2008

Net Investment Income: Income
Dividends (net of $1,875,255 foreign withholding tax)	$17,452,568
Income from securities loaned - net	502,544
Dividends from affiliate	157,334
Interest	15,592
Total Income	18,128,038
Expenses
Investment advisory fee	4,396,275
Distribution fee (Class A shares)	58,208
Distribution fee (Class B shares)	1,121,591
Distribution fee (Class C shares)	115,787
Distribution fee (Class R shares)@@@	270
Distribution fee (Class W shares)@@@	189
Transfer agent fees and expenses	640,586
Administration fee	406,018
Custodian fees	172,651
Shareholder reports and notices	105,150
Professional fees	103,185
Registration fees	63,831
Directors' fees and expenses	15,096
Other	99,115
Total Expenses	7,297,952
Less: expense offset	(1,072)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(4,949)
Net Expenses	7,291,931
Net Investment Income	10,836,107
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	18,550,648
Foreign exchange transactions	(2,666,997)
Net Realized Gain	15,883,651
Change in Unrealized Appreciation/Depreciation on:
Investments	(281,841,302)
Translation of other assets and liabilities denominated in foreign currencies	(51,820)
Net Change in Unrealized Appreciation/Depreciation	(281,893,122)
Net Loss	(266,009,471)
Net Decrease	$(255,173,364)

  @@@  Shares were first issued on March 31, 2008.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$10,836,107	$8,226,208
Net realized gain	15,883,651	69,932,518
Net change in unrealized appreciation/depreciation	(281,893,122)	64,246,742
Net Increase (Decrease)	(255,173,364)	142,405,468
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(376,260)	(4,964,234)
Class B shares	(7,790,055)	(1,897,447)
Class C shares	(91,036)	(61,922)
Class I shares@@	(69,706)	(69,093)
Net realized gain
Class A shares	(2,796,767)	—
Class B shares	(52,953,160)	—
Class C shares	(1,382,447)	—
Class I shares@@	(406,078)	—
Total Dividends and Distributions	(65,865,509)	(6,992,696)
Net decrease from capital stock transactions	(40,555,839)	(102,484,323)
Net Increase (Decrease)	(361,594,712)	32,928,449
Net Assets:
Beginning of period	653,831,501	620,903,052
End of Period (Including accumulated undistributed net investment income of $8,066,139 and $8,224,109, respectively)	$292,236,789	$653,831,501

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008

1. Organization and Accounting Policies

Morgan Stanley European Equity Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure and on March 31, 2008, commenced offering of Class R and Class W shares.

The Fund offers Class A, Class B, Class C, Class I, Class R and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A, and most Class B and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I, Class R and Class W shares are not subject to a sales charge. Additionally, Class A, Class B, Class C, Class R and Class W shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee, on Class A, Class B, Class C, Class I, Class R, and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The value of loaned securities and related collateral outstanding at October 31, 2008 were $4,626,280 and $4,688,852, respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Fund as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on April 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser compensation of $2,299,006 for the year ended October 31, 2008.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; (iii) Class C — up to 1.0% of the average daily net assets of Class C shares; (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no such excess amounts at October 31, 2008.

Currently, the Distributor has agreed to waive the 12b-1 fee on Class B shares to extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver at any time.

For the year ended October 31, 2008, the distribution fee was accrued for Class B at the rate of 0.24%.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.0%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2008, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.24%, 0.99%, 0.50% and 0.35%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $206, $81,065 and $1,629, respectively and received $36,186 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class, an open-end management investment company managed by the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class. For the year ended October 31, 2008, advisory fees paid were reduced by $4,949 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $157,334 for the year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class aggregated $99,674,437 and $100,628,792, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2008 aggregated $91,303,312 and $190,021,740, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2008, included in Directors' fees and expenses in the Statement of Operations amounted to $5,651. At October 31, 2008, the Fund had an accrued pension liability of $58,888 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

5. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At October 31, 2008, investments in securities of issuers in the United Kingdom and Switzerland represented 39.8% and 20.3%, respectively of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

At October 31, 2008, the Fund's cash balances consisted principally of interest bearing deposits with State Street Bank and Trust Company the Fund's custodian.

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

7. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2008		FOR THE YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	133,343	$2,927,116	534,550	$12,875,153
Conversion to Class B	—	—	(17,967,692)	(442,918,417)
Reinvestment of dividends	115,860	2,675,211	196,956	4,429,539
Redeemed	(488,721)	(9,982,328)	(2,151,219)	(49,380,767)
Net decrease — Class A	(239,518)	(4,380,001)	(19,387,405)	(474,994,492)
CLASS B SHARES
Sold	136,190	$2,866,936	370,750	$9,235,075
Conversion from Class A	—	—	18,585,947	442,918,417
Reinvestment of dividends	2,449,961	54,389,129	73,600	1,600,797
Redeemed	(4,728,281)	(90,418,357)	(3,305,686)	(77,919,541)
Net increase (decrease) — Class B	(2,142,130)	(33,162,292)	15,724,611	375,834,748
CLASS C SHARES
Sold	18,246	376,217	53,697	1,252,151
Reinvestment of dividends and distributions	63,680	1,407,972	2,644	57,299
Redeemed	(195,111)	(3,614,341)	(135,364)	(3,101,909)
Net decrease — Class C	(113,185)	(1,830,152)	(79,023)	(1,792,459)
CLASS I SHARES@@
Sold	46,215	1,021,585	47,218	1,168,134
Reinvestment of dividends and distributions	15,050	358,645	2,080	48,197
Redeemed	(151,955)	(2,763,624)	(107,561)	(2,748,451)
Net decrease — Class I	(90,690)	(1,383,394)	(58,263)	(1,532,120)
CLASS R SHARES@@@
Sold	4,798	100,000	—	—
Net increase — Class R	4,798	100,000	—	—
CLASS W SHARES@@@
Sold	4,798	100,000	—	—
Net increase — Class W	4,798	100,000	—	—
Net decrease in Fund	(2,575,927)	$(40,555,839)	(3,800,080)	$(102,484,323)

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007
Ordinary income	$23,899,175	$6,992,696
Long-term capital gains	46,966,334	—
Total distributions	$70,865,509	$6,992,696
As of October 31, 2008, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$8,130,694
Undistributed long-term gains	15,786,551
Net accumulated earnings	23,917,245
Foreign tax credit pass-through	478,253
Temporary differences	(543,371)
Net unrealized depreciation	(80,851,974)
Total accumulated losses	$(56,999,847)

As of October 31, 2008, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and foreign tax credit pass-through.

Permanent differences, primarily due to foreign currency losses and equalization debits, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2008:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$(2,667,020)	$(2,332,980)	$5,000,000

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2008 continued

9. Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund's financial statements has not yet been determined.

Morgan Stanley European Equity Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006	2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.77		$21.60		$17.01	$14.99	$13.30
Income (loss) from investment operations:
Net investment income(1)	0.44		0.25		0.21	0.19	0.11
Net realized and unrealized gain (loss)	(11.17)		5.17		4.65	1.94	1.68
Total income (loss) from investment operations	(10.73)		5.42		4.86	2.13	1.79
Less dividends and distributions from:
Net investment income	(0.31)		(0.25)		(0.27)	(0.11)	(0.10)
Net realized gain	(2.33)		–		–	–	–
Total dividends and distributions	(2.64)		(0.25)		(0.27)	(0.11)	(0.10)
Net asset value, end of period	$13.40		$26.77		$21.60	$17.01	$14.99
Total Return(2)	(44.22)%		25.29%		28.91%	14.25%	13.51%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.42	%(4)	1.40	%(4)	1.47%	1.47%	1.43%
Net investment income	2.13	%(4)	1.30	%(4)	1.08%	1.16%	0.79%
Supplemental Data:
Net assets, end of period, in thousands	$13,392		$33,170		$445,453	$407,446	$15,265
Portfolio turnover rate	18%		39%		68%	64%	89%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006	2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$25.89		$20.91		$16.44	$14.50	$12.79
Income (loss) from investment operations:
Net investment income(1)	0.43		0.35		0.22	0.21	0.13
Net realized and unrealized gain (loss)	(10.76)		4.89		4.49	1.87	1.62
Total income (loss) from investment operations	(10.33)		5.24		4.71	2.08	1.75
Less dividends and distributions from:
Net investment income	(0.34)		(0.26)		(0.24)	(0.14)	(0.04)
Net realized gain	(2.33)		–		–	–	–
Total dividends and distributions	(2.67)		(0.26)		(0.24)	(0.14)	(0.04)
Net asset value, end of period	$12.89		$25.89		$20.91	$16.44	$14.50
Total Return(2)	(44.22)%		25.31%		28.99%	14.40%	13.73%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.42	%(5)	1.39	%(5)	1.37%	1.34%	1.26	%(4)
Net investment income	2.15	%(5)	1.31	%(5)	1.18%	1.29%	0.96	%(4)
Supplemental Data:
Net assets, end of period, in millions	$271		$601		$156	$188	$687
Portfolio turnover rate	18%		39%		68%	64%	89%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios, before expense offset, would have been 1.82% and 0.40%, respectively.

(5)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006	2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$25.62		$20.69		$16.27	$14.35	$12.74
Income (loss) from investment operations:
Net investment income(1)	0.28		0.12		0.06	0.07	0.00
Net realized and unrealized gain (loss)	(10.67)		4.90		4.45	1.85	1.62
Total income (loss) from investment operations.	(10.39)		5.02		4.51	1.92	1.62
Less dividends and distributions from:
Net investment income	(0.15)		(0.09)		(0.09)	–	(0.01)
Net realized gain	(2.33)		–		–	–	–
Total dividends and distributions	(2.48)		(0.09)		(0.09)	0.00	(0.01)
Net asset value, end of period	$12.75		$25.62		$20.69	$16.27	$14.35
Total Return(2)	(44.65)%		24.36%		27.85%	13.38%	12.72%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.17	%(4)	2.16	%(4)	2.22%	2.21%	2.19%
Net investment income	1.41	%(4)	0.54	%(4)	0.33%	0.42%	0.03%
Supplemental Data:
Net assets, end of period, in thousands	$6,180		$15,316		$14,008	$13,870	$16,922
Portfolio turnover rate	18%		39%		68%	64%	89%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006	2005	2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$27.63		$22.29		$17.53	$15.45	$13.70
Income (loss) from investment operations:
Net investment income(1)	0.54		0.39		0.26	0.24	0.20
Net realized and unrealized gain (loss)	(11.58)		5.25		4.79	1.99	1.69
Total income (loss) from investment operations	(11.04)		5.64		5.05	2.23	1.89
Less dividends and distributions from:
Net investment income	(0.40)		(0.30)		(0.29)	(0.15)	(0.14)
Net realized gain	(2.33)		–		–	–	–
Total dividends and distributions	(2.73)		(0.30)		(0.29)	(0.15)	(0.14)
Net asset value, end of period	$13.86		$27.63		$22.29	$17.53	$15.45
Total Return(2)	(44.09)%		25.55%		29.19%	14.50%	13.86%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.18	%(4)	1.16	%(4)	1.22%	1.22%	1.19%
Net investment income	2.47	%(4)	1.54	%(4)	1.33%	1.41%	1.03%
Supplemental Data:
Net assets, end of period, in thousands	$1,138		$4,773		$5,149	$5,225	$6,896
Portfolio turnover rate	18%		39%		68%	64%	89%

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.84
Loss from investment operations:
Net investment income(1)	0.34
Net realized and unrealized loss	(7.80)
Total loss from investment operations	(7.46)
Net asset value, end of period	$13.38
Total Return(2)(5)	(35.80)%
Ratios to Average Net Assets(3)(6):
Total expenses (before expense offset)	1.70	%(4)
Net investment income	3.01	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$64
Portfolio turnover rate(5)	18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.84
Loss from investment operations:
Net investment income(1)	0.36
Net realized and unrealized loss	(7.81)
Total loss from investment operations	(7.45)
Net asset value, end of period	$13.39
Total Return(2)(5)	(35.75)%
Ratios to Average Net Assets(3)(6):
Total expenses (before expense offset)	1.55	%(4)
Net investment income	3.15	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$64
Portfolio turnover rate(5)	18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class during the period. The rebate had an effect of less than 0.005%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley European Equity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley European Equity Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley European Equity Fund Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 26, 2008

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley European Equity Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2008. The Fund designated and paid $41,966,334 as a long-term capital gain distribution. In addition, Fund shareholders redeemed $106,778,650 of shares during the fiscal year. Of these proceeds, approximately $5,000,000 represents long-term capital gain from the Fund.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2008. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $13,286,116 as taxable at this lower rate. For non-U.S. residents, the Fund may designate up to a maximum of $15,572,095 as qualifying as short-term capital gain dividends.

During the taxable year ended October 31, 2008, the Fund passed through foreign tax credits of $1,401,283, which were derived from $13,016,122 of net income from sources within foreign countries. The Fund also intends to pass through additional foreign tax credits of $478,253, and has derived net income from sources within foreign countries amounting to $2,939,181.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
20 Bank Street, Canary Wharf
London, England E14 4AD

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

EUGANN
IU08-06168P-Y10/08

INVESTMENT MANAGEMENT

Morgan Stanley
European
Equity Fund Inc.

Annual Report

October 31, 2008

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$48,475		N/A

Non-Audit Fees
Audit-Related Fees	$2,500	(2)	$6,418,000	(2)
Tax Fees	$8,097	(3)	$881,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$10,597		$7,299,000

Total	$59,072		$7,299,000

2007

	Registrant		Covered Entities(1)
Audit Fees	$43,750		N/A

Non-Audit Fees
Audit-Related Fees		$(2)	$5,041,000	(2)
Tax Fees	$8,598	(3)	$761,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$8,598		$5,802,000

Total	$52,348		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley European Equity Fund Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2008